EXECUTIVE STAFF FISCAL 2001 BONUS MEASUREMENTS
----------------------------------------------


The fiscal 2001 bonus plan for executive staff will consist of the following:

a) 100% - Actuant year-over-year improvement in Consolidated Combined Management Measure (CMM)
b)  Additional upside/downside tied to Debt Reduction Multiplier

Supporting Definitions:

Consolidated CMM = Operating Profit (before amortization) less Asset Carrying
  Charge of 20% of total debt, shareholders' equity and accumulated amortization of intangible assets

Debt Reduction Multiplier = actual debt reduction/$35.0 million


Bonus Targets:
-------------
                                   0%              100%            250%
                                                  (Target)
                                   ------------------------------------

Consolidated CMM                   $38.9 million   $42.8 million   $48.6 million

Name                 Functional Area                Proposed Bonus Payout @ 100%
--------------------------------------------------------------------------------
Robert Arzbaecher    Chief Executive Officer                  $220,000
Andrew Lampereur     Chief Financial Officer                  $ 64,750
Ralph Keller         Vice President of Operations             $ 63,000
Joe O'Connor         Vice President of Human Resources        $ 39,000
Terry Braatz         Treasurer                                $ 28,250
Dawn Doering         Corporate Controller                     $ 23,750

BUSINESS UNIT LEADER FISCAL 2001 BONUS MEASUREMENTS
---------------------------------------------------


The fiscal 2001 bonus plan for business unit leaders will consist of the following:

a)  80% - Business unit year-over-year improvement in Field CMM
b)  20% - Consolidated CMM improvement

Supporting Definitions:

Field CMM = Operating Profit (before amortization) less Asset Carrying Charge of
  20% of Net Assets Employed

Net Assets Employed = Net accounts receivable + net inventory + prepaid assets + net fixed assets + other long-term assets (excluding intangible assets) - accounts payable - accrued current liabilities

Bonus Targets:
--------------

Todd Hicks; Vice President, Enerpac-

                                             0%                                       100%                250%
                                                                                     (Target)
                                             ------------------------------------------------------------------------------
Enerpac CMM                                  less than or equal to 80% of prior year  115% of prior year  160% of prior year
Consolidated CMM                             $38.9 million                            $42.8 million       $48.6 million
Payout                                       $0                                       $56,000             $140,000

Arthur Kerk; Vice President, Engineered Solutions-Europe and Asia-

                                             0%                                       100%                250%
                                                                                     (Target)
                                             ------------------------------------------------------------------------------
Engineered Solutions-Europe and Asia CMM     less than or equal to 80% of prior year  115% of prior year  160% of prior year
Consolidated CMM                             $38.9 million                            $42.8 million       $48.6 million
Payout                                       0 Dfl                                    105,000 Dfl         262,500 Dfl

Jerry Peiffer; Vice President, Engineered Solutions-Americas-

                                             0%                                       100%                250%
                                                                                     (Target)
                                             ------------------------------------------------------------------------------
Engineered Solutions-Americas CMM            less than or equal to 80% of prior year  115% of prior year  160% of prior year
Consolidated CMM                             $38.9 million                            $42.8 million       $48.6 million
Payout                                       $0                                       $56,000             $140,000

MULTI-UNIT BUSINESS LEADER FISCAL 2001 BONUS MEASUREMENTS
---------------------------------------------------------


The fiscal 2001 bonus plan for multi-unit business leader will consist of the following:

a) 60% - Business unit year-over-year improvement in Operating Profit (excluding amortization) (DP)
b)  20% - GB CMM improvement
c)  20% - Consolidated CMM improvement

Bonus Targets:
--------------

Brian Kobylinski; Vice President, Distribution and OEM-

                                0%                                          100%                 250%
                                                                           (Target)
                                -----------------------------------------------------------------------------------
Distribution and OEM DP         less than or equal to 80% of prior year    115% of prior year    160% of prior year
GB CMM                          less than or equal to 80% of prior year    115% of prior year    160% of prior year
Consolidated CMM                $38.9 million                              $42.8 million         $48.6 million
Payout                          $0                                         $49,000               $122,500